                                         May 1, 2005

                               JANUS ASPEN SERIES

                          GLOBAL TECHNOLOGY PORTFOLIO
                               SERVICE II SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[JANUS LOGO]

        This prospectus describes Global Technology Portfolio. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Portfolio. The Portfolio currently offers three classes of shares. The Service II Shares (the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

        Janus Aspen Series - Service II Shares sells and redeems its Shares at net asset value without sales charges or commissions. A redemption fee may be imposed on interests held in separate accounts or plans for 60 days or less. Each variable insurance contract involves fees and expenses that are not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

        This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Global Technology Portfolio .............................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
         strategies.............................................    6
       General portfolio policies...............................    7
       Risks....................................................    8
       Frequently asked questions about certain risks...........    9

    MANAGEMENT OF THE PORTFOLIO
       Investment adviser.......................................   11
       Management expenses......................................   12
       Portfolio manager........................................   12

    OTHER INFORMATION...........................................   13

    DISTRIBUTIONS AND TAXES.....................................   16

    SHAREHOLDER'S GUIDE
       Pricing of portfolio shares..............................   17
       Distribution fee.........................................   18
       Purchases................................................   18
       Redemptions..............................................   18
       Redemption fee...........................................   18
       Excessive trading........................................   19
       Shareholder communications...............................   21

    FINANCIAL HIGHLIGHTS........................................   23

    GLOSSARY OF INVESTMENT TERMS................................   24

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

GLOBAL TECHNOLOGY PORTFOLIO

   Global Technology Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   GLOBAL TECHNOLOGY PORTFOLIO seeks long-term growth of capital.

   The Portfolio's Trustees may change this objective or the Portfolio's principal investment policies without a shareholder vote. The Portfolio has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Portfolio's objective or principal investment policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

   a. companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advancements or improvements; and

   b. companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

   The Portfolio implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Portfolio normally invests in issuers from at least five different countries, which may include the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets.

   For the Portfolio's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.

   Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Portfolio's holdings may decrease if the value of an individual company in the Portfolio decreases. The value of the Portfolio's holdings could also decrease if the stock market goes down. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.

 2  Janus Aspen Series

   The Portfolio is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a portfolio that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

   The Portfolio may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   Although the Portfolio does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Portfolio's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Portfolio's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

   An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk/return summary  3

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service II Shares commenced operations on December 31, 2001. The returns shown for the Service II Shares for periods prior to December 31, 2001 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on Service II Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses, but do not take into account the 1.00% redemption fee (on interests held in separate accounts or plans for 60 days or less). The table compares the average annual returns for the Service II Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

   GLOBAL TECHNOLOGY PORTFOLIO - SERVICE II SHARES

      Annual returns for periods ended 12/31
                                           (37.31)%  (40.92)%  47.13%  0.84%
                                             2001      2002     2003   2004

      Best Quarter:  4th-2001 31.19%    Worst Quarter:  3rd-2001 (35.48)%

                                          Average annual total return for periods ended 12/31/04
                                          ------------------------------------------------------
                                                                                 Since Inception
                                                                       1 year       (1/18/00)
          Global Technology Portfolio - Service II Shares               0.84%       (18.67)%
          S&P 500(R) Index(1)                                          10.88%        (2.14)%
            (reflects no deduction for fees or expenses)
          Morgan Stanley Capital International World Information        2.48%       (16.50)%
            Technology Index(2)
            (reflects no deduction for fees or expenses)
                                                                       -------------------------

   (1) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (2) The Morgan Stanley Capital International World Information Technology Index is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe and the Asia/Pacific Region.

   The Portfolio's past performance does not necessarily indicate how it will perform in the future.

 4  Janus Aspen Series

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Portfolio. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2004, restated to reflect reductions in the Portfolio's management fees, where applicable, effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Portfolio is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolio. However, if you sell Shares of the Portfolio that you have held for 60 days or less, you may pay a redemption fee. Also, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

   This table and the example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
  Sales charges                                                                                   None
  Redemption fee on Shares of the Portfolio held 60 days or less (as a % of amount redeemed)(1)  1.00%

                         ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                               Distribution
                                                  Management     (12b-1)       Other      Total Annual Fund
                                                     Fee         Fees(2)      Expenses    Operating Expenses
    Global Technology Portfolio                     0.64%         0.25%        0.07%            0.96%

   (1) A redemption fee of 1.00% applies to interests held in a separate account or qualified plan for 60 days or less. The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide in this prospectus.
   (2) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. The example also assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Global Technology Portfolio                                     $98       $306       $531       $1,178

                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   The Portfolio has a similar investment objective and similar principal investment strategies to Janus Global Technology Fund. Although it is anticipated that the Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of the Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

   This section takes a closer look at the Portfolio's principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIO?

   Unless its investment objective or policies prescribe otherwise, the Portfolio may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Portfolio may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Portfolio may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Portfolio, and income realized on the Portfolio's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio manager seeks companies that meet his selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Portfolio does not emphasize companies of any particular size.

4. WHAT IS THE PORTFOLIO'S INDUSTRY POLICY?

   The Portfolio will not concentrate its investments in any particular industry or group of related industries. As a result, the portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Portfolio may hold a significant portion of its

 6  Janus Aspen Series
   assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Portfolio will follow the general policies listed below. Except for the Portfolio's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Portfolio may not always stay fully invested in stocks. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks.

   In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Portfolio invests primarily in domestic and foreign equity securities. To a limited extent, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 35% of the Portfolio's assets)

   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange-traded funds individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Portfolio's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are

                                    Principal investment strategies and risks  7
   known as "restricted securities"). Under procedures adopted by the Portfolio's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Portfolio's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER
   The Portfolio generally intends to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in the Portfolio's holdings whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolio's historical turnover rates.

RISKS

   Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio's share price may also decrease. The Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow. The Portfolio's performance may also be affected by industry risk to a greater extent than other portfolios.

 8  Janus Aspen Series

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolio.

1. THE PORTFOLIO MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE PORTFOLIO'S NONDIVERSIFICATION CLASSIFICATION AFFECT ITS RISK PROFILE?

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A portfolio that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a nondiversified Portfolio more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

3. HOW COULD THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES AFFECT THE PORTFOLIO'S PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against

                                    Principal investment strategies and risks  9
     failure by other parties to complete transactions. Such factors may hinder the Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of its specific investment policies, the Portfolio may invest an unlimited amount of its assets in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities.

5. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

6. HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

   The Portfolio may use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. The portfolio manager believes the use of these instruments will benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the portfolio manager's judgment proves incorrect.

7. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. In technology-related industries, competitive pressures may have a significant effect on the performance of companies in which the Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility. The Portfolio may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

 10  Janus Aspen Series

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio's investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Portfolio.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected insurance companies, qualified plan service providers or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that performed services with respect to contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Portfolio. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price a contract owner or plan participant pays for shares or the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Portfolio.

   Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

                                                 Management of the Portfolio  11

MANAGEMENT EXPENSES

   The Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. The Portfolio's advisory agreement details the management fee and other expenses that the Portfolio must pay.

   The Portfolio incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Portfolio is subject to the following management fee schedule (expressed as an annual rate).

                                                               Average Daily      Annual Management
                                                                 Net Assets           Fee Rate
Portfolio                                                       of Portfolio      Percentage (%)(1)
---------------------------------------------------------------------------------------------------
   Global Technology Portfolio                                All Asset Levels          0.64
---------------------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Portfolio's management fee as set forth in the Portfolio's Investment Advisory Agreement to the amount reflected. Janus Capital has agreed to limit the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, taxes and extraordinary expenses) to certain levels until May 1, 2006. Application of any expense waivers and their effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the Fees and Expenses section of this prospectus and additional information is included in the Statement of Additional Information.

   For the fiscal year ended December 31, 2004, the Portfolio paid Janus Capital a management fee of 0.65% based on the Portfolio's average net assets.

PORTFOLIO MANAGER

C. MIKE LU
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Global Technology Portfolio, which he has managed since its inception. Mr. Lu is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1991 as a research analyst. Mr. Lu holds a Bachelor of Arts degree in History and a Bachelor of Arts degree in Economics from Yale University. Mr. Lu has earned the right to use the Chartered Financial Analyst designation.

   The Portfolio's Statement of Additional Information ("SAI") provides information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

 12  Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   The Portfolio currently offers three classes of shares, one of which, the Service II Shares, is offered pursuant to this prospectus. The Shares offered by this prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants, and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less and thus an insurance company or qualified plan must have agreed to administer the fee. Institutional Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Portfolio may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of the Portfolio are discontinued to new investors, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Portfolios as an investment option would be able to direct contributions to that Portfolio through their plan, regardless of whether they invested in such Portfolio prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Portfolio as an investment option. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Portfolio as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Portfolio (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Portfolio as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Portfolio may negatively impact existing Portfolio shareholders.

   PENDING LEGAL MATTERS

   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the

                                                           Other information  13

   NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

   CONFLICTS OF INTEREST

   The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan

 14  Janus Aspen Series
   status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

   DISTRIBUTION OF THE PORTFOLIO

   The Portfolio is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  15

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute net income and any net capital gains realized on its investments at least annually. The Portfolio's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

   DISTRIBUTION SCHEDULE

   Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December.

   HOW DISTRIBUTIONS AFFECT THE PORTFOLIO'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and capital gains are included in the Portfolio's daily NAV. The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

   TAXES ON DISTRIBUTIONS

   Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

   TAXATION OF THE PORTFOLIO

   Dividends, interest and some gains received by the Portfolio on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolio may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.

   The Portfolio does not expect to pay any federal income taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 16  Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Portfolio's assets, less liabilities, by the total number of Portfolio shares outstanding. In the case of Portfolios with share classes, the NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases and sales will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agent. The Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day").

   In order to receive a day's price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's shares to the extent that Portfolio is invested in such markets.

   Securities held by the Portfolio are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolio's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of nonvalued securities and restricted or nonpublic securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, the Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Portfolio's share price, as further described in the "Excessive Trading" section. The Portfolio's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

                                                         Shareholder's guide  17

DISTRIBUTION FEE

   DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

   Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and services performed by such entities. Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

PURCHASES

   Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers or other financial intermediaries which were instrumental in the acquisition of the accounts in the Portfolio or that provide services in connection with investments in the Portfolio. You may wish to consider such arrangements when evaluating any recommendation of the Portfolio.

   The Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio's policy on excessive trading, see "Excessive Trading."

   The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

   Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

   Shares of the Portfolio may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent, minus the redemption fee, if applicable. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

REDEMPTION FEE

   A variable insurance contract owner or plan participant who chooses to redeem an interest in a separate account or plan investing in the Portfolio will be subject to a 1.00% redemption fee if such interest is held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact and other costs associated with changes in the Portfolio's asset levels and cash flows due to short-term money movements in and out of the Portfolio. Your insurance company or plan sponsor has agreed to charge the Portfolio's redemption fee. However, due to operational requirements, these intermediaries' methods for tracking and calculating the fee may differ in some respects from the Portfolio's.

   The redemption fee does not apply to: (i) any shares purchased through reinvested distributions (dividends and capital gains); (ii) scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging; (iii) variable insurance contract or qualified plan withdrawals or loans, including required minimum distributions; (iv) redemptions due to the movement of funds at annuitization of a variable insurance contract or qualified withdrawals from a

 18  Janus Aspen Series
   retirement plan; (v) redemptions due to transfers between the fixed annuity segment and variable annuity segment after annuitization; and (vi) redemptions resulting from the death or disability of a variable insurance contract owner or plan participant. When cooperation from an insurance company or plan sponsor is necessary to impose a redemption fee on its clients' or participants' accounts, different or additional exemptions may be applied by the insurance company or plan sponsor. Contact your insurance company or plan sponsor or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

   In addition to the circumstances noted in the preceding paragraph, the Portfolio reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Portfolio, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. In addition, the Portfolio reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Portfolio's redemption fee, the Portfolio will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolio is intended for long-term investment purposes only and the Portfolio will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and sales of the Portfolio's shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent.

   The Portfolio attempts to deter excessive trading through at least the following methods:

   - redemption fees as described under "Redemption Fee;" and

   - fair valuation of securities as described under "Pricing of Portfolio Shares."

   The Portfolio monitors Portfolio share transactions, subject to the limitations described below. Generally, a purchase of the Portfolio's shares followed by the redemption of the Portfolio's shares within a 90-day period may result in enforcement of the Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolio reserves the right to reject any purchase request as explained above.

   If the Portfolio detects excessive trading, the Portfolio may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of the account and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolio's excessive trading policies generally do not apply to Money Market Portfolio, although Money Market Portfolio at all times reserves the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice.

   The Portfolio's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.

   Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio's excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect

                                                         Shareholder's guide  19
   excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

   Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolio's methods to detect and deter excessive trading.

   The Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the Portfolio's investment personnel believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

   The Portfolio's policies and procedures regarding excessive trading may be modified at any time by the Portfolio's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Portfolio's long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Portfolio that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Portfolio based on events occurring after the close of a foreign market that may not be reflected in the Portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Portfolio which does not invest in foreign securities, for example, when trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

   Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable

 20  Janus Aspen Series
   to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent. This makes the Portfolio's identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The non-money market Portfolios' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. Money Market Portfolio's full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Portfolios' full portfolio holdings will be posted within approximately two business days after month-end. Money Market Portfolio's full portfolio holdings will be posted within approximately six business days after month-end. All of the Portfolios' full portfolio holdings will remain available until the following month's information is posted. The Portfolios' full portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.

   In addition, the Portfolio's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Portfolio discloses its top five portfolio holdings. Industry, sector and regional breakdowns for the Portfolio are available quarterly, with a 15-day lag. The Portfolio's top portfolio holdings, as well as the industry, sector and regional breakdowns, are posted within approximately two business days after quarter-end and will remain available until the following quarter's information is posted.

   Specific portfolio level attribution analysis for all Portfolios shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   Details of the Portfolio's holdings policies and procedures, which include a discussion of any exceptions, are contained in the Portfolio's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Portfolio's holdings as of the end of the Portfolio's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters are contained in the Portfolio's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their insurance company or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS

   Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio that you have authorized for investment. These reports show the Portfolio's investments and the market value of such investments, as well as other information about the Portfolio and its

                                                         Shareholder's guide  21
   operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.

 22  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Service II Shares financial performance through December 31st of the fiscal years or periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Service II Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

GLOBAL TECHNOLOGY PORTFOLIO - SERVICE II SHARES
---------------------------------------------------------------------------------
                                                 Years ended December 31
                                          2004            2003           2002(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                  $3.59           $2.44            $4.13
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                 --(2)           --(2)          0.01
 Net gain/(loss) on securities
   (both realized and unrealized)           0.03            1.14           (1.71)
 Total from investment operations           0.03            1.14           (1.70)
 DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                    --              --               --
 Distributions (from capital gains)           --              --               --
 Redemption fees                              --(3)         0.01             0.01
 Total distributions and other                --            0.01             0.01
 NET ASSET VALUE, END OF PERIOD            $3.62           $3.59            $2.44
 Total return                              0.84%          47.13%         (40.92)%
 Net assets, end of period (in
   thousands)                            $27,404         $28,634          $13,911
 Average net assets for the period
   (in thousands)                        $25,926         $21,419           $6,085
 Ratio of gross expenses to average
   net assets(4)(5)                        0.97%           1.10%            1.04%
 Ratio of net expenses to average
   net assets(6)                           0.97%           1.10%            1.04%
 Ratio of net investment
   income/(loss) to average net
   assets                                (0.06)%         (0.44)%          (0.42)%
 Portfolio turnover rate                     30%             46%              70%
---------------------------------------------------------------------------------

(1) Certain prior year amounts have been reclassified to conform to current year presentation.
(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period end.
(3) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year end.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(6) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  23

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in a loan originated by a lender or other financial institution, or as an assignment of a portion of a loan previously attributable to a different lender.

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Portfolio may have to reinvest the proceeds from the securities at a lower

 24  Janus Aspen Series
   rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that the Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENTS are obligations purchased by the Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

   STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  25

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments (applicable to Flexible Bond Portfolio only).

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities,

 26  Janus Aspen Series
   securities indices and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  27

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                     You can make inquiries and request
                     other information, including a
                     Statement of Additional Information,
                     Annual Report or Semiannual Report,
                     free of charge, by contacting your
                     insurance company or plan sponsor or
                     visiting our website at www.janus.com.
                     Additional information about the
                     Portfolio's investments is available
                     in the Portfolio's Annual and
                     Semiannual Reports. In the Portfolio's
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolio's performance during its
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolio.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolio and is
                     incorporated into this Prospectus by
                     reference. You may review and copy
                     information about the Portfolio
                     (including the Portfolio's Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolio from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's website
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   www.janus.com

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736.

                                         May 1, 2005

                               JANUS ASPEN SERIES

                         INTERNATIONAL GROWTH PORTFOLIO
                               SERVICE II SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

        This prospectus describes International Growth Portfolio. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Portfolio. The Portfolio currently offers three classes of shares. The Service II Shares (the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

        Janus Aspen Series - Service II Shares sells and redeems its Shares at net asset value without sales charges or commissions. A redemption fee may be imposed on interests held in separate accounts or plans for 60 days or less. Each variable insurance contract involves fees and expenses that are not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

        This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       International Growth Portfolio...........................    2

    FEES AND EXPENSES...........................................    4

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
         strategies.............................................    5
       General portfolio policies...............................    5
       Risks....................................................    7
       Frequently asked questions about certain risks...........    7

    MANAGEMENT OF THE PORTFOLIO
       Investment adviser.......................................   10
       Management expenses......................................   11
       Investment personnel.....................................   11

    OTHER INFORMATION...........................................   12

    DISTRIBUTIONS AND TAXES.....................................   15

    SHAREHOLDER'S GUIDE
       Pricing of portfolio shares..............................   16
       Distribution fee.........................................   17
       Purchases................................................   17
       Redemptions..............................................   17
       Redemption fee...........................................   17
       Excessive trading........................................   18
       Shareholder communications...............................   21

    FINANCIAL HIGHLIGHTS........................................   22

    GLOSSARY OF INVESTMENT TERMS................................   23

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INTERNATIONAL GROWTH PORTFOLIO

   International Growth Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

   The Portfolio's Trustees may change this objective or the Portfolio's principal investment policies without a shareholder vote. The Portfolio has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Portfolio's objective or principal investment policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets.

   For the Portfolio's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.

   Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Portfolio's holdings may decrease if the value of an individual company in the Portfolio decreases. The value of the Portfolio's holdings could also decrease if the stock market goes down. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.

   The Portfolio may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 2  Janus Aspen Series

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service II Shares commenced operations on December 31, 2001. The returns shown for the Service II Shares for periods prior to December 31, 2001 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on Service II Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses, but do not take into account the 1.00% redemption fee (on interests held in separate accounts or plans for 60 days or less). The table compares the average annual returns for the Service II Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

   INTERNATIONAL GROWTH PORTFOLIO - SERVICE II SHARES

      Annual returns for periods ended 12/31
             23.15%  34.71%  18.36%  16.88%  79.52%  (16.14)%  (23.43)%  (25.51)%  34.55%  18.75%
              1995    1996    1997    1998    1999     2000      2001      2002     2003    2004

      Best Quarter:  4th-1999 56.24%    Worst Quarter:  3rd-2001 (20.44)%

                                                             Average annual total return for periods ended 12/31/04
                                                             ------------------------------------------------------
                                                                                                    Since Inception
                                                                   1 year    5 years    10 years       (5/2/94)
          International Growth Portfolio - Service II Shares       18.75%    (5.24)%     12.33%         11.35%
          Morgan Stanley Capital International EAFE(R) Index(1)    20.25%    (1.13)%      5.62%          5.25%
            (reflects no deduction for fees or expenses)
          Morgan Stanley Capital International EAFE(R) Growth
            Index(2)                                               16.12%    (6.03)%      3.15%          2.85%
            (reflects no deduction for fees or expenses)
                                                                   ------------------------------------------------

   (1) The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.
   (2) The Morgan Stanley Capital International ("MSCI") EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities. The MSCI EAFE(R) Index (Europe, Australasia and the Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance.

   The Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  3

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Portfolio. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2004, restated to reflect reductions in the Portfolio's management fees, where applicable, effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Portfolio is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolio. However, if you sell Shares of the Portfolio that you have held for 60 days or less, you may pay a redemption fee. Also, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

   This table and the example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
  Sales charges                                                                                   None
  Redemption fee on Shares of the Portfolio held 60 days or less (as a % of amount redeemed)(1)  1.00%

                        ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                                Distribution
                                                   Management     (12b-1)       Other     Total Annual Fund
                                                      Fee         Fees(2)      Expenses   Operating Expenses
    International Growth Portfolio                   0.64%         0.25%        0.04%           0.93%

   (1) A redemption fee of 1.00% applies to interests held in a separate account or qualified plan for 60 days or less. The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide in this prospectus.
   (2) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. The example also assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    International Growth Portfolio                                  $95       $296       $515       $1,143

 4  Janus Aspen Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   The Portfolio has a similar investment objective and similar principal investment strategies to Janus Overseas Fund. Although it is anticipated that the Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of the Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

   This section takes a closer look at the Portfolio's principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIO?

   Unless its investment objective or policies prescribe otherwise, the Portfolio may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Portfolio may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Portfolio may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Portfolio, and income realized on the Portfolio's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio manager seeks companies that meet his selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Portfolio does not emphasize companies of any particular size.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Portfolio will follow the general policies listed below. Except for the Portfolio's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Portfolio

                                    Principal investment strategies and risks  5
   exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Portfolio may not always stay fully invested in stocks. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks.

   In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Portfolio invests primarily in foreign equity securities. To a limited extent, the Portfolio may also invest in other types of foreign and domestic securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's objective. These securities and strategies may include:

   - domestic equity securities

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 35% of the Portfolio's assets)

   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange-traded funds individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Portfolio's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not

 6  Janus Aspen Series
   publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Portfolio's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER
   The Portfolio generally intends to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in the Portfolio's holdings whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolio's historical turnover rates.

RISKS

   Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio's share price may also decrease. The Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolio.

1. THE PORTFOLIO MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their

                                    Principal investment strategies and risks  7
   industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES AFFECT THE PORTFOLIO'S PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of its specific investment policies, the Portfolio may invest an unlimited amount of its assets in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk

 8  Janus Aspen Series
   and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

5. HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

   The Portfolio may use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. The portfolio manager believes the use of these instruments will benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the portfolio manager's judgment proves incorrect.

6. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

                                    Principal investment strategies and risks  9

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio's investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Portfolio.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected insurance companies, qualified plan service providers or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that performed services with respect to contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Portfolio. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price a contract owner or plan participant pays for shares or the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Portfolio.

   Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

 10  Janus Aspen Series

MANAGEMENT EXPENSES

   The Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. The Portfolio's advisory agreement details the management fee and other expenses that the Portfolio must pay.

   The Portfolio incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Portfolio is subject to the following management fee schedule (expressed as an annual rate).

                                                               Average Daily      Annual Management
                                                                 Net Assets           Fee Rate
Portfolio                                                       of Portfolio      Percentage (%)(1)
---------------------------------------------------------------------------------------------------
   International Growth Portfolio                             All Asset Levels          0.64
---------------------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Portfolio's management fee as set forth in the Portfolio's Investment Advisory Agreement to the amount reflected.

   For the fiscal year ended December 31, 2004, the Portfolio paid Janus Capital a management fee of 0.65% based on the Portfolio's average net assets.

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

BRENT A. LYNN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of International
     Growth Portfolio, for which he has served as Co-Manager or Manager since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr.
     Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr.
     Lynn has earned the right to use the Chartered Financial Analyst designation.

ASSISTANT PORTFOLIO MANAGER

GARTH YETTICK
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of International Growth Portfolio. Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First Manhattan Consulting Group from 1994 to 1997. He holds a
     Bachelor's degree (magna cum laude) in Computer Science and Mathematics from Harvard College, where he was elected to Phi Beta Kappa. He has earned the right to use the Chartered Financial Analyst designation.

   The Portfolio's Statement of Additional Information ("SAI") provides information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

                                                 Management of the Portfolio  11

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   The Portfolio currently offers three classes of shares, one of which, the Service II Shares, is offered pursuant to this prospectus. The Shares offered by this prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants, and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less and thus an insurance company or qualified plan must have agreed to administer the fee. Institutional Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Portfolio may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of the Portfolio are discontinued to new investors, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Portfolios as an investment option would be able to direct contributions to that Portfolio through their plan, regardless of whether they invested in such Portfolio prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Portfolio as an investment option. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Portfolio as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Portfolio (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Portfolio as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Portfolio may negatively impact existing Portfolio shareholders.

   PENDING LEGAL MATTERS

   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

 12  Janus Aspen Series

   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

   CONFLICTS OF INTEREST

   The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans and the Portfolio may

                                                           Other information  13
   discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

   DISTRIBUTION OF THE PORTFOLIO

   The Portfolio is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 14  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute net income and any net capital gains realized on its investments at least annually. The Portfolio's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

   DISTRIBUTION SCHEDULE

   Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December.

   HOW DISTRIBUTIONS AFFECT THE PORTFOLIO'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and capital gains are included in the Portfolio's daily NAV. The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

   TAXES ON DISTRIBUTIONS

   Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

   TAXATION OF THE PORTFOLIO

   Dividends, interest and some gains received by the Portfolio on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolio may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.

   The Portfolio does not expect to pay any federal income taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  15

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Portfolio's assets, less liabilities, by the total number of Portfolio shares outstanding. In the case of Portfolios with share classes, the NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases and sales will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agent. The Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day").

   In order to receive a day's price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's shares to the extent that Portfolio is invested in such markets.

   Securities held by the Portfolio are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolio's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of nonvalued securities and restricted or nonpublic securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, the Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Portfolio's share price, as further described in the "Excessive Trading" section. The Portfolio's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

 16  Janus Aspen Series

DISTRIBUTION FEE

   DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

   Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and services performed by such entities. Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

PURCHASES

   Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers or other financial intermediaries which were instrumental in the acquisition of the accounts in the Portfolio or that provide services in connection with investments in the Portfolio. You may wish to consider such arrangements when evaluating any recommendation of the Portfolio.

   The Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio's policy on excessive trading, see "Excessive Trading."

   The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

   Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

   Shares of the Portfolio may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent, minus the redemption fee, if applicable. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

REDEMPTION FEE

   A variable insurance contract owner or plan participant who chooses to redeem an interest in a separate account or plan investing in the Portfolio will be subject to a 1.00% redemption fee if such interest is held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact and other costs associated with changes in the Portfolio's asset levels and cash flows due to short-term money movements in and out of the Portfolio. Your insurance company or plan sponsor has agreed to charge the Portfolio's redemption fee. However, due to operational requirements, these intermediaries' methods for tracking and calculating the fee may differ in some respects from the Portfolio's.

   The redemption fee does not apply to: (i) any shares purchased through reinvested distributions (dividends and capital gains); (ii) scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging; (iii) variable insurance contract or qualified plan withdrawals or loans, including required minimum distributions; (iv) redemptions due to the movement of funds at annuitization of a variable insurance contract or qualified withdrawals from a

                                                         Shareholder's guide  17
   retirement plan; (v) redemptions due to transfers between the fixed annuity segment and variable annuity segment after annuitization; and (vi) redemptions resulting from the death or disability of a variable insurance contract owner or plan participant. When cooperation from an insurance company or plan sponsor is necessary to impose a redemption fee on its clients' or participants' accounts, different or additional exemptions may be applied by the insurance company or plan sponsor. Contact your insurance company or plan sponsor or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

   In addition to the circumstances noted in the preceding paragraph, the Portfolio reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Portfolio, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. In addition, the Portfolio reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Portfolio's redemption fee, the Portfolio will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolio is intended for long-term investment purposes only and the Portfolio will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and sales of the Portfolio's shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent.

   The Portfolio attempts to deter excessive trading through at least the following methods:

   - redemption fees as described under "Redemption Fee;" and

   - fair valuation of securities as described under "Pricing of Portfolio Shares."

   The Portfolio monitors Portfolio share transactions, subject to the limitations described below. Generally, a purchase of the Portfolio's shares followed by the redemption of the Portfolio's shares within a 90-day period may result in enforcement of the Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolio reserves the right to reject any purchase request as explained above.

   If the Portfolio detects excessive trading, the Portfolio may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of the account and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolio's excessive trading policies generally do not apply to Money Market Portfolio, although Money Market Portfolio at all times reserves the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice.

   The Portfolio's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.

   Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio's excessive trading policies and procedures and may be

 18  Janus Aspen Series
   rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

   Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolio's methods to detect and deter excessive trading.

   The Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the Portfolio's investment personnel believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

   The Portfolio's policies and procedures regarding excessive trading may be modified at any time by the Portfolio's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Portfolio's long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Portfolio that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Portfolio based on events occurring after the close of a foreign market that may not be reflected in the Portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Portfolio which does not invest in foreign securities, for example, when trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

   Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and

                                                         Shareholder's guide  19
   procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent. This makes the Portfolio's identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The non-money market Portfolios' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. Money Market Portfolio's full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Portfolios' full portfolio holdings will be posted within approximately two business days after month-end. Money Market Portfolio's full portfolio holdings will be posted within approximately six business days after month-end. All of the Portfolios' full portfolio holdings will remain available until the following month's information is posted. The Portfolios' full portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.

   In addition, the Portfolio's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Portfolio discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Portfolio are available quarterly, with a 15-day lag. The Portfolio's top portfolio holdings, as well as the industry, sector and regional breakdowns, are posted within approximately two business days after quarter-end and will remain available until the following quarter's information is posted.

   Specific portfolio level attribution analysis for all Portfolios shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   Details of the Portfolio's holdings policies and procedures, which include a discussion of any exceptions, are contained in the Portfolio's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Portfolio's holdings as of the end of the Portfolio's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters are contained in the Portfolio's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their insurance company or plan sponsor and are also available at www.janus.com.

 20  Janus Aspen Series

SHAREHOLDER COMMUNICATIONS

   Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio that you have authorized for investment. These reports show the Portfolio's investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  21

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Service II Shares financial performance through December 31st of the fiscal years or periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Service II Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

INTERNATIONAL GROWTH PORTFOLIO - SERVICE II SHARES
---------------------------------------------------------------------------------
                                                 Years ended December 31
                                          2004            2003           2002(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                 $23.02          $17.27           $23.24
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)               0.20            0.17             0.04
 Net gain/(loss) on securities
   (both realized and unrealized)           4.08            5.75           (6.01)
 Total from investment operations           4.28            5.92           (5.97)
 DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                (0.20)          (0.18)           (0.04)
 Distributions (from capital gains)           --              --               --
 Tax return of capital                        --              --               --
 Redemption fees                            0.01            0.01             0.04
 Total distributions and other            (0.19)          (0.17)               --
 NET ASSET VALUE, END OF PERIOD           $27.11          $23.02           $17.27
 Total return                             18.75%(2)       34.55%         (25.51)%
 Net assets, end of period (in
   thousands)                            $72,194         $60,206          $35,742
 Average net assets for the period
   (in thousands)                        $63,943         $47,299          $15,892
 Ratio of gross expenses to average
   net assets(3)(4)                        0.94%           1.01%            1.01%
 Ratio of net expenses to average
   net assets(5)                           0.93%           1.01%            1.01%
 Ratio of net investment
   income/(loss) to average net
   assets                                  0.79%           0.98%            0.47%
 Portfolio turnover rate                     65%            123%              74%
---------------------------------------------------------------------------------

(1) Certain prior year amounts have been reclassified to conform to current year presentation.
(2) In 2004, Janus Capital fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(5) The expense ratio reflects expenses after any expense offset arrangements.

 22  Janus Aspen Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in a loan originated by a lender or other financial institution, or as an assignment of a portion of a loan previously attributable to a different lender.

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Portfolio may have to reinvest the proceeds from the securities at a lower

                                                Glossary of investment terms  23
   rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that the Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENTS are obligations purchased by the Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

   STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 24  Janus Aspen Series

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments (applicable to Flexible Bond Portfolio only).

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities,

                                                Glossary of investment terms  25
   securities indices and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

 26  Janus Aspen Series

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                     You can make inquiries and request
                     other information, including a
                     Statement of Additional Information,
                     Annual Report or Semiannual Report,
                     free of charge, by contacting your
                     insurance company or plan sponsor or
                     visiting our website at www.janus.com.
                     Additional information about the
                     Portfolio's investments is available
                     in the Portfolio's Annual and
                     Semiannual Reports. In the Portfolio's
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolio's performance during its
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolio.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolio and is
                     incorporated into this Prospectus by
                     reference. You may review and copy
                     information about the Portfolio
                     (including the Portfolio's Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolio from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's website
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   www.janus.com

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736.

                                         May 1, 2005

                               JANUS ASPEN SERIES

                           WORLDWIDE GROWTH PORTFOLIO

                               SERVICE II SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

        This prospectus describes Worldwide Growth Portfolio. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Portfolio. The Portfolio currently offers three classes of shares. The Service II Shares (the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

        Janus Aspen Series - Service II Shares sells and redeems its Shares at net asset value without sales charges or commissions. A redemption fee may be imposed on interests held in separate accounts or plans for 60 days or less. Each variable insurance contract involves fees and expenses that are not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

        This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Worldwide Growth Portfolio...............................    2

    FEES AND EXPENSES...........................................    4

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
         strategies.............................................    5
       General portfolio policies...............................    5
       Risks....................................................    7
       Frequently asked questions about certain risks...........    7

    MANAGEMENT OF THE PORTFOLIO
       Investment adviser.......................................   10
       Management expenses......................................   11
       Investment personnel.....................................   12

    OTHER INFORMATION...........................................   13

    DISTRIBUTIONS AND TAXES.....................................   16

    SHAREHOLDER'S GUIDE
       Pricing of portfolio shares..............................   17
       Distribution fee.........................................   18
       Purchases................................................   18
       Redemptions..............................................   18
       Redemption fee...........................................   18
       Excessive trading........................................   19
       Shareholder communications...............................   22

    FINANCIAL HIGHLIGHTS........................................   23

    GLOSSARY OF INVESTMENT TERMS................................   24

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

WORLDWIDE GROWTH PORTFOLIO

   Worldwide Growth Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Portfolio's Trustees may change this objective or the Portfolio's principal investment policies without a shareholder vote. If there is a material change to the Portfolio's objective or principal investment policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Portfolio pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.

   Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Portfolio's holdings may decrease if the value of an individual company in the Portfolio decreases. The value of the Portfolio's holdings could also decrease if the stock market goes down. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.

   The Portfolio may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 2  Janus Aspen Series

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service II Shares commenced operations on December 31, 2001. The returns shown for the Service II Shares for periods prior to December 31, 2001 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on Service II Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses, but do not take into account the 1.00% redemption fee (on interests held in separate accounts or plans for 60 days or less). The table compares the average annual returns for the Service II Shares of the Portfolio for the periods indicated to a broad-based securities market index. The index is not available for direct investment.

   WORLDWIDE GROWTH PORTFOLIO - SERVICE II SHARES

      Annual returns for periods ended 12/31
             27.29%  28.80%  21.91%  28.71%  63.49%  (15.99)%  (22.62)%  (25.71)%  23.70%  4.50%
              1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 41.62%    Worst Quarter:  3rd-2001 (20.50)%

                                                             Average annual total return for periods ended 12/31/04
                                                             ------------------------------------------------------
                                                                                                    Since Inception
                                                                   1 year    5 years    10 years       (9/13/93)
          Worldwide Growth Portfolio - Service II Shares            4.50%    (8.99)%     10.13%         10.72%
          Morgan Stanley Capital International World Index(SM)(1)  14.72%    (2.45)%      8.09%          7.65%
            (reflects no deduction for fees or expenses)
                                                                   ------------------------------------------------

   (1) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific Region.

   The Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  3

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Portfolio. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2004, restated to reflect reductions in the Portfolio's management fees, where applicable, effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Portfolio is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolio. However, if you sell Shares of the Portfolio that you have held for 60 days or less, you may pay a redemption fee. Also, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

   This table and the example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.


SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
  Sales charges                                                                                   None
  Redemption fee on Shares of the Portfolio held 60 days or less (as a % of amount redeemed)(1)  1.00%

                        ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                                 Distribution              Total Annual Fund
                                                    Management     (12b-1)       Other         Operating
                                                       Fee         Fees(2)      Expenses       Expenses
    Worldwide Growth Portfolio                        0.60%         0.25%        0.03%           0.88%

   (1) A redemption fee of 1.00% applies to interests held in a separate account or qualified plan for 60 days or less. The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide in this prospectus.
   (2) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. The example also assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Worldwide Growth Portfolio                                      $90       $281       $488       $1,084

 4  Janus Aspen Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   The Portfolio has a similar investment objective and similar principal investment strategies to Janus Worldwide Fund. Although it is anticipated that the Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of the Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

   This section takes a closer look at the Portfolio's principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIO?

   Unless its investment objective or policies prescribe otherwise, the Portfolio may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Portfolio may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Portfolio may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Portfolio, and income realized on the Portfolio's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio manager seeks companies that meet his selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Portfolio does not emphasize companies of any particular size.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Portfolio will follow the general policies listed below. Except for the Portfolio's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Portfolio

                                    Principal investment strategies and risks  5
   exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Portfolio may not always stay fully invested in stocks. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks.

   In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Portfolio invests primarily in common stocks. To a limited extent, the Portfolio may also invest in other types of foreign and domestic securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's objective. These securities and strategies may include:

   - domestic equity securities

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 35% of the Portfolio's assets)

   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange-traded funds individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Portfolio's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not

 6  Janus Aspen Series
   publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Portfolio's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER
   The Portfolio generally intends to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in the Portfolio's holdings whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolio's historical turnover rates.

RISKS

   Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio's share price may also decrease. The Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolio.

1. THE PORTFOLIO MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their

                                    Principal investment strategies and risks  7
   industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES AFFECT THE PORTFOLIO'S PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of its specific investment policies, the Portfolio may invest an unlimited amount of its assets in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk

 8  Janus Aspen Series
   and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

5. HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

   The Portfolio may use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. The portfolio manager believes the use of these instruments will benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the portfolio manager's judgment proves incorrect.

6. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

                                    Principal investment strategies and risks  9

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio's investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Portfolio.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected insurance companies, qualified plan service providers or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that performed services with respect to contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Portfolio. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price a contract owner or plan participant pays for shares or the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Portfolio.

   Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

 10  Janus Aspen Series

MANAGEMENT EXPENSES

   The Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. The Portfolio's advisory agreement details the management fee and other expenses that the Portfolio must pay.

   The Portfolio incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Portfolio is subject to the following management fee schedule (expressed as an annual rate).

                                                               Average Daily      Annual Management
                                                                 Net Assets           Fee Rate
Portfolio                                                       of Portfolio      Percentage (%)(1)
---------------------------------------------------------------------------------------------------
   Worldwide Growth Portfolio                                 All Asset Levels          0.60
---------------------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Portfolio's management fee as set forth in the Portfolio's Investment Advisory Agreement to the amount reflected.

   For the fiscal year ended December 31, 2004, the Portfolio paid Janus Capital a management fee of 0.63% based on the Portfolio's average net assets.

                                                 Management of the Portfolio  11

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

JASON P. YEE
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Worldwide Growth Portfolio, which he has managed since July 2004. Mr. Yee is also
     Portfolio Manager of other Janus accounts. He joined Janus in July 1992, working as a research analyst until April 1996. From April 1996 to April 2000, Mr. Yee was a portfolio manager and managing director at Bee & Associates. He re-joined Janus Capital in April 2000. He holds a
     Bachelor of Science in Mechanical Engineering from Stanford University.
     Mr. Yee has earned the right to use the Chartered Financial Analyst designation.

ASSISTANT PORTFOLIO MANAGERS

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Worldwide Growth Portfolio. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.

GREGORY R. KOLB
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Worldwide Growth Portfolio. He joined Janus Capital in August 2001 as an equity research analyst. Prior to joining Janus Capital, Mr. Kolb was an associate director in UBS
     Warburg's Financial Institutions Investment Banking Group and an analyst on Lehman Brothers' Global Mergers & Acquisitions Team. Mr. Kolb holds a Bachelor's degree in Business Administration from Miami University (of
     Ohio) where he graduated magna cum laude with honors.

   The Portfolio's Statement of Additional Information ("SAI") provides information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

 12  Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   The Portfolio currently offers three classes of shares, one of which, the Service II Shares, is offered pursuant to this prospectus. The Shares offered by this prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants, and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less and thus an insurance company or qualified plan must have agreed to administer the fee. Institutional Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Portfolio may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of the Portfolio are discontinued to new investors, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Portfolios as an investment option would be able to direct contributions to that Portfolio through their plan, regardless of whether they invested in such Portfolio prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Portfolio as an investment option. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Portfolio as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Portfolio (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Portfolio as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Portfolio may negatively impact existing Portfolio shareholders.

   PENDING LEGAL MATTERS

   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the

                                                           Other information  13

   NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

   CONFLICTS OF INTEREST

   The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan

 14  Janus Aspen Series
   status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

   DISTRIBUTION OF THE PORTFOLIO

   The Portfolio is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  15

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute net income and any net capital gains realized on its investments at least annually. The Portfolio's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

   DISTRIBUTION SCHEDULE

   Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December.

   HOW DISTRIBUTIONS AFFECT THE PORTFOLIO'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and capital gains are included in the Portfolio's daily NAV. The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

   TAXES ON DISTRIBUTIONS

   Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

   TAXATION OF THE PORTFOLIO

   Dividends, interest and some gains received by the Portfolio on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolio may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.

   The Portfolio does not expect to pay any federal income taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 16  Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Portfolio's assets, less liabilities, by the total number of Portfolio shares outstanding. In the case of Portfolios with share classes, the NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases and sales will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agent. The Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day").

   In order to receive a day's price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's shares to the extent that Portfolio is invested in such markets.

   Securities held by the Portfolio are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolio's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of nonvalued securities and restricted or nonpublic securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, the Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Portfolio's share price, as further described in the "Excessive Trading" section. The Portfolio's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

                                                         Shareholder's guide  17

DISTRIBUTION FEE

   DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

   Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and services performed by such entities. Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

PURCHASES

   Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers or other financial intermediaries which were instrumental in the acquisition of the accounts in the Portfolio or that provide services in connection with investments in the Portfolio. You may wish to consider such arrangements when evaluating any recommendation of the Portfolio.

   The Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio's policy on excessive trading, see "Excessive Trading."

   The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

   Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

   Shares of the Portfolio may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent, minus the redemption fee, if applicable. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

REDEMPTION FEE

   A variable insurance contract owner or plan participant who chooses to redeem an interest in a separate account or plan investing in the Portfolio will be subject to a 1.00% redemption fee if such interest is held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact and other costs associated with changes in the Portfolio's asset levels and cash flows due to short-term money movements in and out of the Portfolio. Your insurance company or plan sponsor has agreed to charge the Portfolio's redemption fee. However, due to operational requirements, these intermediaries' methods for tracking and calculating the fee may differ in some respects from the Portfolio's.

   The redemption fee does not apply to: (i) any shares purchased through reinvested distributions (dividends and capital gains); (ii) scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging; (iii) variable insurance contract or qualified plan withdrawals or loans, including required minimum distributions; (iv) redemptions due to the movement of funds at annuitization of a variable insurance contract or qualified withdrawals from a

 18  Janus Aspen Series
   retirement plan; (v) redemptions due to transfers between the fixed annuity segment and variable annuity segment after annuitization; and (vi) redemptions resulting from the death or disability of a variable insurance contract owner or plan participant. When cooperation from an insurance company or plan sponsor is necessary to impose a redemption fee on its clients' or participants' accounts, different or additional exemptions may be applied by the insurance company or plan sponsor. Contact your insurance company or plan sponsor or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

   In addition to the circumstances noted in the preceding paragraph, the Portfolio reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Portfolio, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. In addition, the Portfolio reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Portfolio's redemption fee, the Portfolio will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolio is intended for long-term investment purposes only and the Portfolio will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and sales of the Portfolio's shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent.

   The Portfolio attempts to deter excessive trading through at least the following methods:

   - redemption fees as described under "Redemption Fee;" and

   - fair valuation of securities as described under "Pricing of Portfolio Shares."

   The Portfolio monitors Portfolio share transactions, subject to the limitations described below. Generally, a purchase of the Portfolio's shares followed by the redemption of the Portfolio's shares within a 90-day period may result in enforcement of the Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolio reserves the right to reject any purchase request as explained above.

   If the Portfolio detects excessive trading, the Portfolio may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of the account and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolio's excessive trading policies generally do not apply to Money Market Portfolio, although Money Market Portfolio at all times reserves the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice.

   The Portfolio's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.

   Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio's excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect

                                                         Shareholder's guide  19
   excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

   Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolio's methods to detect and deter excessive trading.

   The Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the Portfolio's investment personnel believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

   The Portfolio's policies and procedures regarding excessive trading may be modified at any time by the Portfolio's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Portfolio's long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Portfolio that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Portfolio based on events occurring after the close of a foreign market that may not be reflected in the Portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Portfolio which does not invest in foreign securities, for example, when trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

   Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable

 20  Janus Aspen Series
   to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent. This makes the Portfolio's identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The non-money market Portfolios' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. Money Market Portfolio's full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Portfolios' full portfolio holdings will be posted within approximately two business days after month-end. Money Market Portfolio's full portfolio holdings will be posted within approximately six business days after month-end. All of the Portfolios' full portfolio holdings will remain available until the following month's information is posted. The Portfolios' full portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.

   In addition, the Portfolio's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Portfolio discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Portfolio are available quarterly, with a 15-day lag. The Portfolio's top portfolio holdings, as well as the industry, sector and regional breakdowns, are posted within approximately two business days after quarter-end and will remain available until the following quarter's information is posted.

   Specific portfolio level attribution analysis for all Portfolios shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   Details of the Portfolio's holdings policies and procedures, which include a discussion of any exceptions, are contained in the Portfolio's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Portfolio's holdings as of the end of the Portfolio's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters are contained in the Portfolio's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their insurance company or plan sponsor and are also available at www.janus.com.

                                                         Shareholder's guide  21

SHAREHOLDER COMMUNICATIONS

   Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio that you have authorized for investment. These reports show the Portfolio's investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.

 22  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Service II Shares financial performance through December 31st of the fiscal years or periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Service II Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

WORLDWIDE GROWTH PORTFOLIO - SERVICE II SHARES
-------------------------------------------------------------------------------
                                                Years ended December 31
                                          2004           2003            2002
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $25.79         $21.02           $28.49
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.17           0.17             0.15
 Net gain/(loss) on securities
   (both realized and unrealized)          0.98           4.79           (7.47)
 Total from investment operations          1.15           4.96           (7.32)
 DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                               (0.24)         (0.19)           (0.15)
 Distributions (from capital gains)          --             --               --
 Tax return of capital                       --             --(1)            --
 Redemption fees                             --             --               --
 Total distributions and other           (0.24)         (0.19)           (0.15)
 NET ASSET VALUE, END OF PERIOD          $26.70         $25.79           $21.02
 Total return                             4.50%         23.70%         (25.71)%
 Net assets, end of period (in
   thousands)                               $10             $9               $7
 Average net assets for the period
   (in thousands)                            $9             $8               $9
 Ratio of gross expenses to average
   net assets(2)(3)                       0.91%          0.96%            0.95%
 Ratio of net expenses to average
   net assets(4)                          0.91%          0.96%            0.95%
 Ratio of net investment
   income/(loss) to average net
   assets                                 0.74%          0.80%            0.64%
 Portfolio turnover rate                   120%           126%              73%
-------------------------------------------------------------------------------

(1) Tax return of capital aggregated less than $0.01 on a per share basis for the fiscal period ended December 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  23

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in a loan originated by a lender or other financial institution, or as an assignment of a portion of a loan previously attributable to a different lender.

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Portfolio may have to reinvest the proceeds from the securities at a lower

 24  Janus Aspen Series
   rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that the Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENTS are obligations purchased by the Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

   STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  25

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments (applicable to Flexible Bond Portfolio only).

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities,

 26  Janus Aspen Series
   securities indices and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  27

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                     You can make inquiries and request
                     other information, including a
                     Statement of Additional Information,
                     Annual Report or Semiannual Report,
                     free of charge, by contacting your
                     insurance company or plan sponsor or
                     visiting our website at www.janus.com.
                     Additional information about the
                     Portfolio's investments is available
                     in the Portfolio's Annual and
                     Semiannual Reports. In the Portfolio's
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolio's performance during its
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolio.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolio and is
                     incorporated into this Prospectus by
                     reference. You may review and copy
                     information about the Portfolio
                     (including the Portfolio's Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolio from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's website
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   www.janus.com

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736.